UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2018

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 3, 2018, Prime World International Holdings, Ltd. (“Prime World”), a wholly owned subsidiary of Applied Optoelectronics, Inc., entered into a revolving credit facility for up to US$7 million (the “Credit Facility”) with the Development Bank of Singapore (Taiwan) Ltd. (the “Bank”). Borrowing under the Credit Facility will be used for short-term working capital.

Prime World may draw upon the Credit Facility from October 3, 2018 until July 26, 2019. The term of each draw shall be either 60 or 90 days depending on the purpose of the draw. Borrowings under the Credit Facility will bear interest at a rate equal to the Bank’s cost of funds rate plus 1.25% for draws in U.S. Dollars and 1.35% plus the Bank’s cost of funds rate for draws in New Taiwan Dollars. As of the execution of the Credit Facility, the Bank’s cost of fund’s rate is 0.77% for loans made in New Taiwan Dollars and 2.54% for loans made in U.S. Dollars. The Bank’s cost of fund’s rate is adjusted daily. Prime World will make monthly payments of accrued interest with the final monthly payment being for all principal and all accrued interest not yet paid.

Prime World’s obligations under the Credit Facility will be secured by promissory notes executed between Prime World and the Bank at the time of each draw. The agreements for the Credit Facility contain representations and warranties, and events of default applicable to Prime World that are customary for agreements of this type.

The foregoing description of the Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under the agreement for the Credit Facility and is qualified in its entirety by reference to the Letter of Offer and Standard Terms and Conditions Governing Facilities Granted by and Transactions Entered into with DBS Bank (Taiwan) Ltd., full text of the copies of which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Letter of Offer, dated July 26, 2018, between Prime World International Holdings, Ltd. and the Development Bank of Singapore (Taiwan) Ltd.
10.2	Conditions Governing Facilities Granted by and Transactions Entered into with DBS Bank (Taiwan) Ltd., dated October 3, 2018, between Prime World International Holdings Ltd. and the Development Bank of Singapore (Taiwan) Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2018	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Secretary